===============================================================================

                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION


                             Washington, D.C. 20549


                                    FORM 8-K





                                 CURRENT REPORT


     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported): April 1, 2005


                       PROTEIN POLYMER TECHNOLOGIES, INC.
             (Exact name of registrant as specified in its charter)



           Delaware                       0-19724                33-0311631
-------------------------------  --------------------------  -------------------
(State or other jurisdiction of         (Commission            (IRS Employer
 incorporation or organization)         File Number)         Identification No.)


10655 Sorrento Valley Road, San Diego, California             92121
-------------------------------------------------  -----------------------------
    (Address of principal executive offices)                (Zip Code)


       Registrant's telephone number, including area code:  (858) 558-6064
                                                            --------------------

                                 Not Applicable
        -----------------------------------------------------------------
          (Former name or former address, if changed since last report)



================================================================================

Item 8.01.  Other Events.


        On April 1, 2005, Protein Polymer Technologies, Inc. (the "Company") completed a private placement financing transaction in which it sold 12,728,269 shares of its common stock and warrants to purchase up to an aggregate of 6,364,132 shares of common stock for a total purchase price of $4,200,330. The purchase price includes approximately $1,200,000 of converted short-term promissory notes previously issued by the Company.

        The Company has issued a press release which details the above-mentioned transaction. A copy of the press release is filed as Exhibit 99.1 to this Current Report.

Item 9.01.  Financial Statements and Exhibits.

        (c)    Exhibits.

               99.1          Press Release of Protein Polymer Technologies, Inc.
                             dated April 1, 2005

                                    SIGNATURE

               Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                               PROTEIN POLYMER TECHNOLOGIES, INC.,
                               a Delaware corporation


Date: April 1, 2005            By: /s/ J. Thomas Parmeter
                                   ---------------------------------------------
                                   J. Thomas Parmeter
                                   Chairman of the Board and
                                   Chief Executive Officer

                                  EXHIBIT INDEX

Exhibit No.           Description
-----------           -----------

99.1                  Press Release of Protein Polymer Technologies, Inc. dated
                      April 1, 2005